EXHIBIT 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I,	Harold Hofer, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A (Amendment No. 1) of the registrant, RW Holdings NNN REIT, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 16, 2018	/s/ HAROLD HOFER
	Name:	Harold Hofer
	Title:	Chief Executive Officer
(Principal Executive Officer)